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Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Northern Indiana Public Service Company's previously filed Form S-3 Registration Statement No. 333-26847.

                                 /s/ Arthur Andersen LLP

Chicago, Illinois

August 11, 2000